Basis Of Presentation And Recent Accounting Pronouncements	9 Months Ended	12 Months Ended	5 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Jun. 09, 2009 Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Basis Of Presentation And Recent Accounting Pronouncements

Note 2. Basis of Presentation and Recent Accounting Pronouncements

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, the information contained herein reflects all adjustments necessary for a fair presentation of the information presented. All such adjustments are of a normal recurring nature. The results of operations for interim periods are not necessarily indicative of the results to be expected for the fiscal year. For further information, refer to the audited consolidated financial statements and footnotes thereto included in our Form 10.

Recent Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance on annual goodwill impairment testing. The amendment allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If based on its qualitative assessment, an entity concludes it is more likely than not that the fair value of a reporting unit is less than its carrying amount, quantitative impairment testing is required. However, if an entity concludes otherwise, quantitative impairment testing is not required. This guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We have elected to early adopt the updated guidance as of October 1, 2011.

In June 2011, the FASB issued updated guidance that amends the presentation standard for reporting comprehensive income. The amendment requires an entity to present total comprehensive income, the components of net income and the components of other comprehensive income, in a single continuous statement of comprehensive income or in two separate but consecutive statements. Regardless of which option an entity chooses to present comprehensive income, an entity is required to present on the face of the financial statements, reclassification adjustments for items that are reclassified from other comprehensive income to net income. For public entities, this guidance is effective for fiscal periods beginning after December 15, 2011 and is to be applied retrospectively. We will comply with this guidance beginning on January 1, 2012.

In May 2011, the FASB issued updated guidance to achieve common fair value measurement and disclosure requirements between International Financial Reporting Standards and U.S. GAAP. The amendments clarify the Board's intent about the application of existing requirements and provides for changes in measuring the fair value of financial instruments that are managed within a portfolio and the application of premiums or discounts. This guidance will require us to, among other things, expand existing disclosures for recurring Level 3 fair value measurements and for those assets and liabilities not measured at fair value on the balance sheet, but for which fair value is disclosed. This guidance is effective for fiscal periods beginning after December 15, 2011 and is to be applied prospectively. We will comply with this guidance beginning on January 1, 2012.

In December 2010, the FASB issued an update to the guidance on the two-step goodwill impairment testing process for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if qualitative factors indicate that it is more likely than not that a goodwill impairment exists. This guidance is effective for fiscal periods beginning after December 15, 2010 for public entities. We will comply with this guidance in connection with our goodwill impairment testing during 2011.

In October 2009, the FASB issued accounting guidance that amends the accounting for multiple-element arrangements. It addresses how to separate deliverables and measure and allocate consideration to one or more units of accounting. The overall consideration is allocated to each deliverable by establishing a selling price for each deliverable based on the following hierarchy of evidence: (i) vendor-specific objective evidence, (ii) other third party evidence or (iii) an estimate of the selling price of each deliverable in the arrangement. Both internal and external factors are used to determine the selling price of each deliverable and revenue is recognized for each deliverable in accordance with our revenue recognition policies. This guidance is effective for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. We adopted this guidance prospectively on January 1, 2011, and it did not have a material effect on our condensed consolidated financial statements.

Basis Of Presentation And Recent Accounting Pronouncements

Note 2.  Basis of Presentation, Capitalization and Business Combination Accounting

Basis of Presentation

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). All inter-company transactions have been eliminated in consolidation.

Capitalization

Fiat

We acquired the principal operating assets and assumed certain liabilities of Old Carco and its principal domestic subsidiaries, as well as, acquired the equity of Old Carco's principal foreign subsidiaries. We issued membership interests to our members in exchange for their contributions, which we valued as follows:

We recorded the intellectual property contributed by Fiat at its fair value of $320 million, which was determined using the relief from royalty method. The significant assumptions used in this method included the following:

•	Forecasts of revenues for vehicles expected to be manufactured in the future utilizing Fiat intellectual property;

•	A royalty rate based on licensing arrangements for the use of technology in the automotive industry and related industries;

•	Estimated costs expected to be incurred to allow the Fiat intellectual property to be used on vehicles sold in North America;

•	Estimated tax expense a market participant would incur on the net royalties; and

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An after-tax discount rate of 18 percent commensurate with the perceived business risks related to the cash flows attributable to the Fiat intellectual property. This discount rate is lower than the estimated after-tax weighted average cost of capital, or WACC, of 19.5 percent used to value the membership interests issued to the other members. Management believes this is appropriate because the intellectual property represents proven technology that had already been utilized by Fiat in its products.

We determined that a useful life of 10 years for the intellectual property was appropriate and consistent with our intended use of the asset, as well as the average life cycle of the products and platforms that the intellectual property will be used in.

VEBA Trust

In connection with the 363 Transaction, we entered into the VEBA Settlement Agreement with the UAW whereby the VEBA Trust agreed to assume responsibility for certain health care claims incurred by certain of our retirees. In accordance with the terms of the VEBA Settlement Agreement, we issued to the VEBA Trust the VEBA Trust Note with a face value of $4,587 million as well as membership interests representing an initial 67.7 percent ownership interest in the Company. The terms of the VEBA Settlement Agreement and the recognition and valuation of the VEBA Trust Note and VEBA Trust Membership Interests are discussed in Note 18, Employee Retirement and Other Benefits.

United States Department of the Treasury and the Canada CH Investment Corporation

On June 10, 2009, we issued membership interests to the U.S. Treasury and Canada CH in consideration for the credit facilities and financing provided by the U.S. and Canadian governments. We recorded their membership interests at their fair values of $72 million and $17 million, respectively, which were determined using a discounted cash flow model as discussed below. We recognized these contributions as a deferred charge representing the fair value of the undrawn credit facilities and as a discount to the face value of the financing. Deferred charges of $65 million, of which $48 million related to U.S. Treasury and $17 million related to Canada CH, were recognized in prepaid expenses and other assets for the undrawn credit facilities, which will be amortized on a straight-line basis over the term of the credit facilities. Additionally, $24 million was recognized as a discount to the financing received from the U.S. Treasury, which will be accreted over the term of the loans utilizing the effective interest method.

The fair value of the U.S. Treasury's and Canada CH's membership interests was determined by subtracting the face value of the Company's debt from an enterprise value established using a discounted cash flow model. The key inputs to the model included:

•	Annual projections through 2014 prepared by management that reflect the estimated after-tax cash flows a market participant would expect to generate from operating the business;

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A terminal value which was determined using a growth model that applied a 2.0 percent long-term growth rate to our projected after-tax cash flows beyond 2014. The long-term growth rate was based on our internal projections as well as industry growth prospects;

•	An estimated after-tax WACC of 19.5 percent; and

•	Projected worldwide factory shipments ranging from 1.6 million vehicles in 2010 to 2.8 million vehicles in 2014.

The fair value of the undrawn credit facilities was estimated considering the probability the facilities would be drawn and the difference between their contractual interest rates and the estimated market rates at June 10, 2009, taking in to account the Company's estimated creditworthiness.

Membership Interests

Our Amended and Restated Limited Liability Company Operating Agreement, dated as of June 9, 2009, as amended ("LLC Operating Agreement") governs the rights and privileges associated with the Class A and Class B Membership Interests held by our members, arrangements for the issuance of additional membership interests in certain circumstances, distributions to holders of our membership interests, management and oversight of our business and operations, restrictions on transferability of membership interests and the periodic reporting of information to our members.

We have two authorized classes of membership interests. Our Class B Membership Interests were originally issued to and are held by Fiat. Our Class A Membership Interests were originally issued to and are held by the U.S. Treasury, a company owned by Canada CH and several special purpose corporations formed and owned by the VEBA Trust. The holders of our membership interests are not liable to us to make any additional capital contributions with respect to such interests (except as otherwise required by Section 18-607 and 18-804 of the Delaware Limited Liability Company Act, or LLC Act).

None of our membership interests benefit from any right to redemption.

Rights to Receive Allocations and Distributions

The holder of our Class B Membership Interests shares proportionately in our net income or loss and is entitled to receive distributions from us proportionately with the Class A Membership Interests. Upon liquidation, the holder of our Class B Membership Interests may be entitled to share ratably with the holders of our Class A Membership Interests in our remaining assets after accounting for: (i) the costs and expenses of any winding up, liquidation and termination of us; (ii) payment to our creditors; and (iii) establishment of the necessary reserves to meet any and all of our contingent and unforeseen liabilities or obligations.

Prior to our repayment in full of our obligations under our credit facilities with the U.S. Treasury and Export Development Canada ("EDC"), no distributions are to be made in respect of membership interests other than distributions made pro rata to members such that no member receives less than such member's Tax Amount (as defined in the LLC Operating Agreement).

Voting Rights

The holder of our Class B Membership Interests is entitled to vote along with holders of our Class A Membership Interests on any and all matters that would require approval of the members under our LLC Operating Agreement.

Certain holders of our Class A Membership Interests have agreed pursuant to a separate shareholders agreement to vote their membership interests as recommended by our independent directors. Specific provision has been made for election of directors as described below.

Management of the Company

We are managed by a Board which has exclusive and complete authority and discretion to manage our operations and affairs and to make all decisions regarding our business. Any action authorized by the Board will constitute an act of ours and serve to bind us. Authorized actions by the Board require an affirmative vote of a majority of the directors present at a meeting at which at least a majority of the entire Board is present. Certain actions also require approval of at least one director appointed by the holders of our Class B Membership Interests.

Ownership

Subject to certain specific exceptions, the rights and privileges of the Class A and Class B Membership Interests are identical. The Class B Membership Interests originally represented a 20 percent ownership interest which we and our members agreed would be subject to increase in certain circumstances, which we refer to as the Class B Events. In particular, upon the occurrence of each of the Class B Events, the ownership interest held by Fiat and represented by the Class B Membership Interests will increase by 5 percent, for an aggregate increase of 15 percent, if all three Class B Events occurred. A Class B Event would occur in the following circumstance:

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Technology Event: If we receive regulatory approval to produce an engine in the U.S. based on Fiat's Fully Integrated Robotised Engine, or FIRE, family (or another engine agreed to by Fiat and the U.S. Treasury) and we irrevocably commit to begin commercial production of the engine;

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Distribution Event: If we record cumulative revenues following June 10, 2009 of $1.5 billion or more attributable to sales outside of Canada, Mexico and the U.S. and we execute franchise agreements covering at least 90 percent of Fiat's automobile dealers in Latin America pursuant to which such dealers will carry Chrysler Group products; and

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Ecological Event: If we receive regulatory approval for an automobile based on a Fiat platform or vehicle technology that has a fuel efficiency rating of at least 40 combined miles per gallon and we irrevocably commit to begin assembly in commercial quantities in the U.S.

We are obligated to make commercially reasonable efforts to encourage, facilitate and promote the completion of these Class B Events in a timely and efficient manner, including by providing funding, headcount and other resources needed to achieve them.

If the remaining Class B events do not occur by January 1, 2013, the corresponding increase in the ownership interest represented by the Class B Membership Interests will not be made. At that time, or earlier upon the consummation of an initial public offering ("IPO") by us, the Class B Membership Interests will convert to Class A Membership Interests at the then-existing percentage ownership interest representing the Class B Membership Interests.

Refer to Note 24, Subsequent Events, for additional information regarding events that have occurred subsequent to December 31, 2010 related to this matter.

Board of Directors

Under the LLC Operating Agreement, we are managed under the oversight and direction of our Board, which consists of nine members. Our Board is required to consist of a majority of independent directors unless Fiat acquires a majority ownership interest in us. Those members were selected as follows:

•	Class B Member:

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Fiat. Fiat appointed three directors and may continue to do so as long as it retains at least its original Class B Membership Interest. If Fiat's ownership interest equals or exceeds 35 percent by virtue of completion of the Class B Events, it may designate a fourth director, and if Fiat holds a majority ownership interest it may designate five directors, at least one of whom must be "independent" under New York Stock Exchange rules. Fiat has pledged a portion of its ownership interest in Chrysler Group to the U.S. Treasury to secure certain of our obligations under our loan from the U.S. Treasury. If that pledge is foreclosed, the right to designate one or more directors may become vested in the U.S. Treasury. The pledge terminates if the obligations outstanding and undrawn commitment total less than $4.8 billion.

•	Class A Members:

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VEBA Trust. For so long as the VEBA Trust or its wholly-owned subsidiaries retain an ownership interest of 15 percent or more, it may designate one director, whose appointment is also subject to the prior written consent of the International Union, United Automobile Aerospace and Agriculture Implement Workers of America ("UAW").

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Canada CH. Until the date that all obligations under the EDC credit facility are repaid and all commitments terminated, Canada CH or any transferee that is also wholly-owned by the Canadian government may designate one director who qualifies as an "independent" director.

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U.S. Treasury. The U.S. Treasury initially designated four directors, at least two of whom were required to be "independent." If Fiat becomes entitled to designate a fourth director, the term of one director initially designated by the U.S. Treasury shall immediately expire and that director will resign. If Fiat becomes entitled to designate five directors, one of the remaining three directors initially designated by the U.S. Treasury will resign (beginning with the non-independent initial director, if any).

If a member with a continuing right to designate directors (i.e., Fiat, Canada CH or the VEBA Trust) is no longer a member, it shall cause its appointed directors to resign or be removed.

The four directors initially designated by the U.S. Treasury serve one year terms. Our other directors serve an initial term not to exceed three years, and subsequent terms not to exceed one year. Directors may serve an unlimited number of consecutive terms, and shall hold office until a successor is duly elected, or if earlier, until death, resignation or removal from office.

If we have a vacancy in our Board because of the death, resignation or removal of a director designated as described above, or because a director's term of office has expired, that vacancy will be filled by the member who originally designated such director, except in the case of the U.S. Treasury or if such member is no longer entitled to designate the director, in which case the vacancy shall be filled by a Board committee comprised solely of "independent" directors.

We are required to hold meetings of our Board at least four times during each 12 month period and once during each three-month period. Special Board meetings may be called at the request of our Chairman or any two directors. The presence of a majority of the voting authority of the Board, including one director appointed by each of Fiat, Canada CH, the VEBA Trust and the U.S. Treasury (so long as such member is entitled to appoint a director), is necessary to constitute a quorum. The Board may also act by unanimous written consent in lieu of a meeting.

Fiat Rights

Fiat has certain special rights under the LLC Operating Agreement which reflect Fiat's special role as our industrial partner.

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Management. In addition to its Board appointment rights, Fiat has the right to appoint an independent director to our Audit Committee and Compensation Committee and has the right to designate the Chairman of our Executive Committee. In addition, for as long as Fiat's ownership interest in us is at least 20 percent, the appointment of our Chief Executive Officer requires Fiat's prior consent.

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Major Decisions: A number of significant matters require approval by the affirmative vote of a majority of our Board, which for so long as Fiat holds at least a 20 percent ownership interest in us, must include the affirmative vote of at least one director selected by Fiat. These "major decisions" are:

•	an initial public offering;

•	any amendment to the LLC Operating Agreement or our other organizational documents;

•	any merger, business combination, consolidation, corporate reorganization or any transaction constituting a change of control of us;

•	any sale, transfer or other disposition of a substantial portion of our assets (together with our subsidiaries, as a whole);

•	a material change in our business purpose;

•	an opening or re-opening of a major production facility;

•	any capital expenditure, investment or commitment (or series of related expenditures, investments or commitments) by us in excess of $250 million;

•	any liquidation proceeding involving us;

•	any proposal or action by us that is not in accordance with our business plan and/or annual operating budget; and

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any decisions over which we granted approval rights to the U.S. Treasury under the U.S. Treasury loan or any other related agreements with any governmental entity having jurisdiction over us or any of our subsidiaries or our subsidiaries' property or assets, including the U.S. and Canada.

In accordance with the LLC Operating Agreement, our independent directors have appointed a business dispute designee to work with Fiat from time to time to assist in determining or resolving disputes regarding any of the following matters in which both we and Fiat may be involved:

•	related party transactions and projects with Fiat involving expenditures of more than $100 million;

•	specific vehicle, platform and powertrain programs contemplated by our 2010-2014 business plan prior to the designation of authority to spend with respect to such program; and

•	whether and to what extent any of the principal alliance agreements with Fiat should be amended.

Rights and Duties of Members

Members have no right to take part in our management or operation other than through the Board, nor may a member take action on behalf of us without the prior written approval of our Board. Except as required by law, members are not entitled to any rights of dissent or appraisal rights with respect to any transaction which we may undertake.

The affirmative vote of the holders of a majority of our membership interests is required to:

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Redeem, purchase or otherwise acquire any of our membership interests, except for the repurchase of membership interests from employees, officers, directors, consultants or other persons performing services that were issued membership interests pursuant to an employment or other agreement, or an equity or similar plan under which we have the option or obligation to repurchase such interests;

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Authorize any new class of membership interests, increase the size of any class of membership interests or issue any new membership interests, other than those authorized to be issued under the LLC Operating Agreement;

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Adopt an equity or similar plan or issue membership interests to directors, officers, employees or consultants primarily for compensatory purposes except pursuant to an option approved by a majority of the membership interests then outstanding; and

•	Change our independent auditors or materially change our accounting policies.

Meetings of our members may be called at any time by two directors, our Chairman of the Board or our Chief Executive Officer. Written notice must be given not less than 10 nor more than 30 business days before the meeting. The presence of holders of a majority of outstanding voting membership interests, present in person or represented by proxy, shall constitute a quorum; provided that the presence of Fiat and the U.S. Treasury, for so long as they remain members, is required for a quorum to exist.

Any action that may be taken at any meeting of members may be taken without a meeting by the written consent of the members holding outstanding voting membership interests sufficient to approve such action.

Issuance and Transfer of Membership Interests

In addition to the potential that Fiat's ownership interest may increase by up to an additional 10 percent upon the occurrence of the remaining Class B Events, we and certain of our members have entered into a number of other arrangements that may affect the ownership of our membership interests. These include a call option we granted to Fiat under the LLC Operating Agreement, options granted by several of our members in favor of Fiat and as provided in an equity recapture agreement between the VEBA Trust and the U.S. Treasury, and preemptive rights under the LLC Operating Agreement.

Call Option from Chrysler. Between January 1, 2013 and June 30, 2016, Fiat may exercise the following call options to acquire Class A Membership Interests:

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Alternative Call Option: If one or more of the Class B Events has not occurred by January 1, 2013, Fiat may acquire additional Class A Membership Interests such that Fiat's total interest would increase by 5 percent in the aggregate for each Class B Event that has not occurred.

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Incremental Equity Call Option: Fiat may acquire additional Class A Membership Interests such that Fiat's total ownership interest may increase by up to 16 percent in the aggregate. This option is exercisable only so long as the sum of the principal and unfunded commitments under the U.S. Treasury loans and the EDC loans does not exceed approximately $4 billion.

The price of the membership interests acquired in connection with the exercise of either of these options will depend on whether or not we have completed a Chrysler Group IPO at the time the option is exercised. If a Chrysler Group IPO has not occurred, the exercise price for both of these options is determined using a defined market-based multiple, not to exceed Fiat's multiple, applied to our reported EBITDA for the most recent four quarters less our net industrial debt. If exercised contemporaneously with a Chrysler Group IPO, the exercise price for both options will be equal to the initial public offering price. Subsequent to a Chrysler Group IPO, the exercise price is determined by reference to a volume-weighted average price per share of our common stock. In any of the scenarios described above, Fiat's ownership interest will increase through dilution of the other members' ownership interests.

Fiat may exercise these options prior to January 1, 2013 if the U.S. Treasury loans and the EDC loans have been repaid in full. Fiat's ownership interest cannot exceed 49.9 percent until the government loans have been repaid in full.

Other Call Options and Equity Arrangements. The U.S. Treasury has granted Fiat a call option on the Class A Membership Interests held by U.S. Treasury (including those acquired by the U.S. Treasury under the equity recapture agreement described below). This call option has the same post-IPO pricing terms as the call option under the LLC Operating Agreement. The pre-IPO option price is to be a negotiated price or, absent agreement, a price established by the average of the closest estimated values determined by two of three investment banks. This option is exercisable during the 12-month period following the repayment in full of the U.S. Treasury loans.

The VEBA Trust has granted Fiat a call option on a portion of the Class A Membership Interests held by the VEBA Trust. This call option has the same pricing terms as the call option under the LLC Operating Agreement. It is exercisable from July 1, 2012 to June 30, 2016 provided that it covers 40 percent of the membership interests originally issued to the VEBA Trust and may be exercised for no more than 8 percent of such membership interests in any six month period.

The U.S. Treasury and the VEBA Trust are parties to an equity recapture agreement that is intended to provide to U.S. Treasury the economic benefit associated with the membership interests held by the VEBA Trust in excess of a threshold amount of $4.25 billion plus 9 percent per annum from January 1, 2010. Once the VEBA Trust receives proceeds in such amount, any additional proceeds payable to the VEBA Trust and any membership interests retained by the VEBA Trust are to be transferred to the U.S. Treasury for no further consideration. In addition, the equity recapture agreement provides for interim and final settlements of one-third, one-half and 100 percent of the value in 2014, 2016 and 2018, respectively, if the VEBA Trust has not sold a specified amount of our equity by that time.

Transferability. In addition to the right of the VEBA Trust to transfer its membership interests to Fiat pursuant to the call option agreement or to U.S. Treasury pursuant to the equity recapture agreement, permitted transfers by our members include the following:

•	U.S. Treasury and Canada CH may transfer their membership interests if Fiat reasonably determines that the proposed transferee is not a competitor, or an affiliate of a competitor, of Fiat;

•	Any member may transfer its membership interests in connection with a Chrysler Group IPO, preemptive rights or the exercise of registration rights;

•	Any member may transfer its membership interests to one of its own Controlled Affiliates, as defined in the LLC Operating Agreement;

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Prior to the first anniversary of the repayment of our U.S. Treasury loans or the EDC loans in full, Fiat may transfer its membership interests with the prior written consent of the U.S. Treasury or EDC; and

•	On or after the first anniversary of the repayment of the U.S. Treasury loans and EDC loans in full, Fiat may transfer its membership interests at any time.

Fiat may not terminate its rights as a member prior to June 10, 2011. Fiat must surrender its membership interests in Chrysler Group if we are the terminating party of the master industrial agreement or if Fiat exercises its right to terminate the master industrial agreement at any time after June 10, 2011 and such termination occurs prior to the earlier of the date that the Class B Events are achieved or June 10, 2013. Each other member may resign prior to the dissolution of Chrysler Group only upon the assignment of the entirety of its membership interests.

If the VEBA Trust seeks to transfer its membership interests, it must provide notice to Fiat and Fiat will have an irrevocable non-transferable first option to purchase all or a portion of the offered securities at the same price and on the same terms and conditions as the proposed transfer. If Fiat fails to exercise the first option or exercises the first option in part, the selling member shall give notice to each non-Fiat member and to us. Each of those members will have an irrevocable non-transferable option to purchase all or a portion of the remaining offered securities at the same price and on the same terms and conditions as the proposed transfer.

Fiat has granted co-sale rights to the other members, which shall have the right to include a number of membership interests in any proposed transfer by Fiat if those members exercise their co-sale rights under the LLC Operating Agreement. If the proposed transferee fails to purchase the other member's offered interests, then Fiat shall not be permitted to make the proposed transfer.

Preemptive Rights. As long as any of our members has an aggregate ownership interest of at least 10 percent, which we refer to as a 10% Member, prior to a Chrysler Group IPO, we may not:

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issue additional membership interests unless, prior to such issuance we offer such membership interests to each such 10% Member at the same price per interest and upon the same terms and conditions; or

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consummate any capital contribution transaction unless, prior to the consummation of such capital contribution, we offer such 10% Member the right to consummate such a capital contribution on the same terms and conditions.

These rights terminate upon the earlier of a Chrysler Group IPO or a liquidation proceeding.

Business Combination Accounting

We accounted for the 363 Transaction utilizing the acquisition method of accounting in accordance with the accounting guidance related to business combinations. We paid $2 billion in cash consideration to Old Carco in connection with the 363 Transaction. This consideration was funded by proceeds from our U.S. Treasury first lien credit agreement. Goodwill of $1,361 million was calculated as the excess of the consideration transferred to the creditors of Old Carco in the 363 Transaction over the June 10, 2009 values recognized for the identifiable assets acquired and the liabilities assumed. Goodwill represents the future economic benefits arising from other assets acquired as part of the 363 Transaction that do not meet the separability criteria of the business combinations accounting guidance.

The following summarizes the estimated values of the assets acquired and liabilities assumed on June 10, 2009 (in millions):

Consideration transferred		$2,000

Cash and cash equivalents	1,694
Restricted cash	1,079
Marketable securities	16
Trade receivables	1,731
Inventories	3,040
Property, plant and equipment	14,242
Equipment on operating leases	3,415
Prepaid expenses and other assets	3,278
Advances to related parties and other financial assets	185
Deferred taxes	120
Other intangible assets	3,219

Total assets acquired	32,019

Trade liabilities	3,782
Accrued expenses and other liabilities	20,557
Financial liabilities	5,659
Deferred revenue	1,262
Deferred taxes	120

Total liabilities assumed	31,380

Value of net assets acquired		639

Goodwill (excess of consideration transferred over value of net assets)		$1,361

In applying the accounting guidance related to business combinations, we recorded the assets acquired and the liabilities assumed from Old Carco at fair value, except for certain pre-acquisition contingent liabilities for which fair value was not determinable, deferred income taxes and certain liabilities associated with employee benefits, which were recorded according to other accounting guidance. These adjustments are final and no determinations of fair value are considered provisional. The significant assumptions related to the valuation of our assets and liabilities recorded in connection with the 363 Transaction are discussed below.

Trade Receivables

We recorded trade receivables with a fair value of $1,731 million, which takes into account the risk that not all contractual amounts owed us will be collected. Contractual amounts due to us for acquired trade receivables amounted to $1,827 million. Due to the short-term nature of the acquired trade receivables, management did not expect cash collections for trade receivables to differ materially from the fair value recognized.

Inventories

We recorded inventories at a fair value of $3,040 million, which was determined as follows:

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Finished products were determined based on the estimated selling price of finished products on hand less costs to sell, including disposal and holding period costs, as well as a reasonable profit margin on the selling and disposal effort for each specific category of finished products being evaluated;

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Work in process was determined based on the estimated selling price once completed less total costs to complete the manufacturing process, costs to sell including disposal and holding period costs, as well as a reasonable profit margin on the remaining manufacturing, selling and disposal effort; and

•	Raw materials were determined based on current replacement cost.

Property, Plant and Equipment

We recorded property, plant and equipment, which includes land, buildings, leasehold improvements, machinery, equipment, construction in progress and special tooling, at a fair value of $14,242 million. The fair value was based on the premise of highest and best use.

The cost approach was applied in determining fair value for certain assets related to buildings, leasehold improvements and the majority of our machinery, equipment and special tooling. This method considers the amount required to construct or purchase a new asset of equal utility at current prices, with adjustments in value for physical deterioration, as well as functional and economic obsolescence. Economic obsolescence represents a loss in value due to unfavorable external conditions, such as the economics of the automotive industry as of June 10, 2009. Economic obsolescence was estimated based on expectations of the highest and best use of the property, plant and equipment, which generally contemplated an in-use valuation premise. Land was valued using the comparable sales method, which is a market approach that uses recent transactions for similar types of real property as a basis for estimating the fair value of the land acquired.

Equipment on Operating Leases

We recorded equipment on operating leases for which we are the lessor at a fair value of $3,415 million, which was based on the market value of comparable assets.

Intangible Assets

We recorded intangible assets at a fair value of $3,219 million. The following is a summary of the methods used to determine the fair value of our significant intangible assets:

•	The relief from royalty method was used to calculate the fair value of brand names of $2,210 million. The significant assumptions used in this method included:

•	Forecasted revenue for each brand name (Chrysler, Jeep, Dodge, Ram and Mopar);

•	Royalty rates based on licensing arrangements for the use of brands and trademarks in the automotive industry and related industries;

•	Estimated tax expense a market participant would incur on the net royalties;

•	After-tax discount rates ranging from 19 percent to 26 percent based on an estimated WACC and adjusted for perceived business risks related to these intangible assets; and

•	Indefinite economic lives for the acquired brands.

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The cost approach was used to calculate the fair value of the acquired dealer networks of $384 million. The fair value of the acquired dealer networks was determined based on our estimated costs to re-create the dealer networks, which took into consideration an estimate of an optimal number of dealers.

•	The relief from royalty method was used to calculate the fair value of patented and unpatented technology of $208 million. The significant assumptions used included:

•	Forecasted revenue for each technology category;

•	Royalty rates based on licensing arrangements for similar technologies and obsolescence factors by technology category;

•	Estimated tax expense a market participant would incur on the net royalties;

•	After-tax discount rates ranging from 18 percent to 21 percent based on an estimated WACC and adjusted for perceived business risks related to these developed technologies; and

•	Estimated economic lives, which ranged from 4 to 10 years.

•	We recorded other intangible assets of $417 million, which included $192 million related to operating lease contracts that were favorable relative to available market terms.

Accrued Expenses and Other Liabilities

We recorded accrued expenses and other liabilities of $20,557 million, which included the following:

•

Pension and OPEB liabilities of $3,333 million and $6,506 million, respectively, measured in accordance with the accounting guidance for employee benefits discussed in Note 18. Employee Retirement and Other Benefits;

•

Other employee benefit and nonretirement post employment benefits, including workers' compensation and supplemental unemployment benefit obligations totaling $959 million, measured in accordance with the accounting guidance for employee benefits;

•

Warranty obligations of $2,310 million measured at fair value. Fair value was determined based on the expected future cash flows to satisfy the obligations, adjusted for a profit margin that would be required by a market participant to assume the obligations and discounted to a single present value using a discount rate that considers the timing of the expected cash flows and the non-performance risk of the obligations ranging from 3.0 percent in 2009 to 18.5 percent in 2012 and later based on the timing of the claims and their relationship to other secured and unsecured obligations of the Company. We used Old Carco's historical data regarding profit margins on its service contract business as a basis for estimating the profit margin a market participant would expect to earn on the assumed warranty obligations;

•

Various accrued expenses, including accrued sales incentives of $1,820 million; accrued income, property, excise, state, local and other taxes payable of $841 million and other items totaling $3,055 million measured at fair value; and

•

Various pre-acquisition contingencies totaling $1,733 million for which fair value was not determinable, which were measured in accordance with the accounting guidance related to contingencies as discussed below.

Deferred Revenue

We recorded deferred revenue with a fair value of $1,262 million, which primarily related to obligations assumed to fulfill service contracts. Fair value was determined based on the expected future cash flows to satisfy the obligations, adjusted for a profit margin that would be required by a market participant to assume the obligations and discounted to a present value using a discount rate that considers the timing of the expected cash flows and the non-performance risk of the obligations ranging from 3.0 percent in 2009 to 19.0 percent in 2012 and later based on the timing of the claims and their relationship to other secured and unsecured obligations of the Company. We used Old Carco's historical data regarding profit margins on its service contract business as a basis for estimating the profit margin a market participant would expect to earn on the obligations assumed to fulfill service contracts.

Financial Liabilities

We recorded financial liabilities, including debt and capital leases, at a fair value of $5,659 million. The fair value was calculated using a discounted cash flow methodology utilizing a synthetic credit rating to estimate the non-performance risk associated with our debt instruments, adjusted where appropriate for any security interests. Market observable data for discount rates reflecting the non-performance risk of the obligations was not available at the measurement dates. Appropriate discount rates were estimated by extrapolating market observable debt yields at the measurement dates. Financial liabilities included the following:

•

Assumed obligations to the U.S. Treasury primarily relating to loans originally provided to Old Carco's parent company, Chrysler Holding LLC ("Chrysler Holding") with an acquisition date fair value of $716 million. Refer to Note 12, Financial Liabilities, for additional information related to the nature, terms, and amounts of the U.S. Treasury financial liabilities;

•

Notes payable to EDC with an acquisition date fair value of $695 million. Refer to Note 12, Financial Liabilities, for additional information related to the nature, terms, and amounts of the Export Development Canada financial liabilities;

•

Asset-backed securitization facilities for the Gold Key Lease portfolio with an acquisition date fair value of $3,197 million. Refer to Note 12, Financial Liabilities, for additional information related to the nature, terms, and amounts of the Gold Key Lease asset-backed securitization facilities;

•

Auburn Hills Headquarters Loan with a fair value of $207 million. Refer to Note 12, Financial Liabilities, for additional information related to the nature, terms, and amounts of the Auburn Hills Headquarters Loan; and

•	Other various financial liabilities and capital lease obligations with fair values totaling $844 million.

Pre-acquisition Contingencies for which Fair Value was not Determinable

We recorded $1,733 million relating to certain pre-acquisition contingent liabilities assumed from Old Carco in the 363 Transaction for which fair value was not determinable due to uncertainty in the timing and amount of the liability and the number of variables and assumptions in assessing the possible outcomes. Pre-acquisition contingencies for which fair value was not determinable included $1,203 million for certain warranty obligations and $530 million relating to product liabilities, including various pending legal actions and proceedings arising in connection with Old Carco's activities as an automotive manufacturer.

Warranty obligations for which fair value was not determinable related to voluntary service actions and recall actions to address various customer satisfaction, safety and emissions issues on past vehicle sales. Estimates of the future costs of these actions are inevitably imprecise due to numerous uncertainties, including the enactment of new laws and regulations, the number of vehicles affected by a service or recall action and the nature of the corrective actions. The estimated future costs of these actions are based primarily on historical claims experience for our vehicles.

Fair value was also not determinable for product liabilities and various pending legal actions and proceedings arising from Old Carco's activities as an automotive manufacturer. These contingencies included various legal proceedings, claims and governmental investigations which were pending on a wide range of topics, including: vehicle safety; emissions and fuel economy; dealer, supplier and other contractual relationships; intellectual property rights; product warranties; and environmental matters. Some of these proceedings allege defects in specific component parts or systems (including airbags, seats, seat belts, brakes, ball joints transmissions, engines and fuel systems) in various vehicle models or allege general design defects relating to vehicle handling and stability, sudden unintended movement or crashworthiness. These proceedings seek recovery for damage to property, personal injuries or wrongful death and in some cases include a claim for exemplary or punitive damages. Adverse decisions in one or more of these proceedings could require us to pay substantial damages, or undertake service actions, recall campaigns or other costly actions.

As the fair value of these liabilities was not determinable, they have been measured in accordance with the accounting guidance related to contingencies.

We also assessed pre-acquisition contingencies for which we did not record an accrual to determine whether it was reasonably possible that the exposure relating to an individual matter could be material to our consolidated financial statements, thus requiring disclosure. On June 10, 2009, there were no such individual matters where we believed it was reasonably possible that our exposure to loss would be material to our consolidated financial statements.

Refer to Note 14, Commitments, Contingencies and Concentrations, for additional information related to these contingencies.

Note 2.  Basis of Presentation

Basis of Presentation

The accompanying consolidated financial statements present the financial results of the Company as of June 9, 2009 and December 31, 2008 and for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008. The statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). All significant inter-company transactions have been eliminated in consolidation.

Going Concern

The Company's consolidated financial statements as of June 9, 2009 and December 31, 2008 and for the period from January 1, 2009 through June 9, 2009 and the year ended December 31, 2008, have been prepared assuming that the Company will continue as a going concern and contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company's ability to continue as a going concern is contingent upon its ability to comply with financial and other covenants contained in its debt agreements and successfully consummate a plan of reorganization, among other things. As a result of the Chapter 11 Proceedings, the realization of assets and the satisfaction of liabilities are subject to uncertainty. While operating as Debtors-in-Possession under Chapter 11, the Debtors may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Court or as otherwise permitted in the ordinary course of business, for amounts other than those reflected in the accompanying Consolidated Financial Statements. The accompanying Consolidated Financial Statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities or any other adjustments that might be necessary should the Company be unable to continue as a going concern or as a consequence of the Chapter 11 Proceedings.

Due to the significant uncertainties inherent in the bankruptcy process, as well as events that have occurred subsequent to June 9, 2009, which are disclosed in Note 23, Subsequent Events, the Company has concluded that there is substantial doubt about its ability to continue as a going concern for a reasonable period of time.

Financial Reporting in Reorganization

As a result of the Chapter 11 Proceedings, the Company adopted accounting standards pertaining to financial reporting by entities in reorganization under the Bankruptcy Code. These accounting standards do not change the application of U.S. GAAP with respect to the preparation of the Company's consolidated financial statements. Rather, these accounting standards do require that financial statements for periods including and subsequent to a Chapter 11 filing, distinguish between transactions and events that are directly associated with the reorganization proceedings from the ongoing operations of the business. Additional disclosures are also required. Revenues, expenses, gains and losses directly associated with the reorganization proceedings are reported as Reorganization Expense, Net in the accompanying Consolidated Statements of Operations for the period from January 1, 2009 to June 9, 2009. In addition, liabilities subject to compromise in the Chapter 11 Proceedings are distinguished separately from liabilities not subject to compromise and post-petition liabilities in the accompanying Consolidated Balance Sheets as of June 9, 2009. Liabilities subject to compromise are reported at amounts expected to be allowed, even if they settled for reduced amounts. For further information on liabilities subject to compromise, see Note 11, Liabilities Subject to Compromise.

Consolidation and Financial Statement Presentation

The consolidated financial statements of the Company include the accounts of all material majority-owned subsidiaries, certain variable interest entities ("VIEs") where the Company is the primary beneficiary and entities controlled by the Company. Related parties that are 20 percent to 50 percent owned and subsidiaries where control is expected to be temporary are accounted for under the equity method. Certain foreign subsidiaries are not consolidated and are accounted for under the cost method as a result of government imposed uncertainties that limit the Company's ability to control and manage their operations.

The Company has elected to consolidate a majority of its NSCs on a one-month lag; therefore, the accompanying Consolidated Financial Statements for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008 present the results of operations for the NSCs as of April 30, 2009 and November 30, 2008, respectively, and for the period from December 1, 2008 to April 30, 2009 and the twelve months ended November 30, 2008, respectively. However, the Company accrues for the NSCs' estimated results of operations for the last month in the Company's consolidated financial results (i.e. month of December for a calendar year end reporting period). This accrual is reversed in the subsequent month when the actual results are reported. There were no significant events that occurred subsequent to April 30, 2009 and November 30, 2008 for the NSCs which would have materially impacted the accompanying Consolidated Financial Statements for the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, respectively.

Variable Interest Entities

The Company has transactions with, or variable interests in, VIEs. The financial results of the VIEs in which the Company is the primary beneficiary are included in the accompanying Consolidated Financial Statements in accordance with the accounting guidance for consolidations.

U.S. Treasury Loan Agreement with Holding

On December 31, 2008, Holding entered into a loan agreement with the U.S. Treasury, which was subsequently amended on January 2, 2009, pursuant to which the U.S. Treasury agreed to provide Holding with a $4.0 billion, secured term loan facility (the "U.S. Treasury Loan Agreement"). Holding borrowed $4.0 billion under the facility on January 2, 2009. The proceeds of the advance were contributed to the Company simultaneously with the funding of the advance. The proceeds were to be used for general corporate and working capital purposes. On April 29, 2009, and in accordance with the Warranty Commitment Program, the U.S. Treasury Loan Agreement was amended to increase the facility by $280 million for the Warranty SPV (as defined below). As additional consideration for the borrowings, the U.S. Treasury required Holding to provide a total of $285 million of senior secured notes as a cost of borrowing. The secured term loan and senior secured notes are hereinafter referred to as the "Facility".

The U.S. Treasury Loan Agreement matures on January 2, 2012, however, the maturity may be accelerated, at the option of the U.S. Treasury, upon the occurrence of an event of default. The loan bears interest on the unpaid principal balance at a rate per annum equal to the three month LIBOR rate (which will be no less than 2 percent) plus 3 percent. Effective March 31, 2009, interest payments are required quarterly.

The U.S. Treasury has a security interest in substantially all tangible and intangible assets of Holding and certain of its U.S. subsidiaries including, but not limited to, intellectual property, individual property, cash and cash equivalents, receivables and inventory, provided that recourse under the Facility to the assets of Holding, other than the membership interests in Holding, is limited to $2.0 billion. The U.S. Treasury has a first lien security interest on the U.S. MOPAR parts inventory and certain real estate and other assets. It has a lien that is junior to that of the First and Second Lien Holders (See Note 12, Financial Liabilities) with respect to the remaining assets. The U.S. Treasury Loan Agreement contains a number of representations, warranties and covenants that limit the ability of the Company to take certain actions, including limitations on asset sales, investments and incurrence of debt.

Refer to Note 19, Other Transactions with Related Parties and Note 23, Subsequent Events, for further information on the U.S. Treasury Loan Agreement.

U.S. Warranty Commitment Program

On March 30, 2009, the U.S. Government announced the establishment of a Warranty Commitment Program, to ensure warranty claims submitted to domestic automakers would be paid to consumers regardless of the automakers existence. The Warranty Commitment Program mandates that a reserve is established equal to 125 percent of the estimated warranty costs for each new U.S. vehicle sold by the Company during the period from March 31, 2009 through June 30, 2009. The Company is required to contribute 15 percent of the estimated warranty costs and the U.S. Treasury is responsible for the remaining 110 percent. On April 21, 2009, Chrysler Warranty SPV LLC ("Warranty SPV") was formed as a bankruptcy-remote special purpose vehicle, wholly-owned by the Company, to facilitate the program.

On April 29, 2009, and in accordance with the Warranty Commitment Program, $318 million of capital contributions were made to the Warranty SPV, of which $38 million were from the Company and $280 million were from the U.S. Treasury via loans to Holding under the U.S. Treasury Loan Agreement.

In connection with the Fiat Transaction, New Chrysler purchased the equity of Warranty SPV.

Canadian Warranty Commitment Program

On April 7, 2009, the federal government of Canada announced the establishment of the Canadian Warranty Commitment Program, an initiative backed by the Canadian federal government to ensure that consumer warranties were honored on new vehicles purchased from the Company's Canadian subsidiary and another Canada based automaker. On April 30, 2009, the Company's Canadian subsidiary entered into an escrow agreement with the Export Development Canada ("EDC") with respect to this program whereby the Company's Canadian subsidiary advanced $10 million to an escrow agent while the details of the warranty program were being finalized. Following the Fiat Transaction, this escrow account was transferred to New Chrysler.

Auto Supplier Support Program

On April 3, 2009, Chrysler Receivables SPV LLC ("Receivable SPV") was formed as a bankruptcy-remote, wholly-owned subsidiary of the Company to facilitate the Auto Supplier Support Program (the "Receivable Program") established by the U.S. Treasury. The Receivable Program was created to facilitate payment of certain receivables to automotive suppliers, including provisions for the sale of such receivables to one or more bankruptcy-remote special purpose vehicles established by the original equipment manufacturers ("OEMs"), including the Company. The Receivable Program is only available to U.S. incorporated suppliers that manufacture and assemble parts in the U.S. and are designated by the Company for enrollment in the Receivable Program.

Designated suppliers may submit eligible receivables for purchase by Receivable SPV. There are several criteria which must be met for a receivable to be deemed eligible, including but not limited to, the following: (i) it constitutes a trade receivable that arose for goods shipped or delivered or services rendered to the OEM; (ii) the receivable originated subsequent to March 19, 2009 and for all receivables purchased after May 4, 2009, receivables must have originated not more than 20 days prior to the receivable purchase date and (iii) the receivable has a due date at least 30 days after the date of its origination and not later than the earlier of (a) the date occurring 90 days after the date of its origination; and (b) the date two business days prior to the maturity date. The designated supplier may elect to have payment of the receivable due (i) immediately; or (ii) at maturity. Eligible receivables sold under the immediate payment election will be purchased at the face amount less a 3 percent discount. Eligible receivables sold under the payment at maturity election will be purchased at the face amount less a 2 percent discount.

In April 2009, and in accordance with the Receivable Program, the Company made a $50 million cash capital contribution to Receivable SPV. In addition, the U.S. Treasury provided the Receivable SPV with a $1.5 billion loan facility ("Receivable SPV Facility") for the purchase of eligible receivables from suppliers. For additional information regarding the Receivable SPV Facility, see Note 12, Financial Liabilities. In connection with the Fiat Transaction, New Chrysler purchased the equity of Receivable SPV and assumed the terms of the Receivable Program and the $1.5 billion loan facility.